UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

Lantern Pharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39318	46-3973463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1920 McKinney Avenue, 7th Floor Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(972) 277-1136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2026, Lantern Pharma Inc. (the “Company”) will issue a press release announcing its financial results for the fiscal year and fourth quarter ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On March 30, 2026, the Company will utilize a presentation to assist with the Company’s discussions during a conference call and live webinar hosted by the Company to discuss financial and operating results for the fiscal year and fourth quarter ended December 31, 2025. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated March 30, 2026 announcing financial results for fiscal year and fourth quarter ended December 31, 2025.
99.2	Presentation relating to March 30, 2026 conference call and live webinar to discuss financial and operating results for fiscal year and fourth quarter ended December 31, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lantern Pharma Inc.,
A Delaware Corporation

Dated: March 30, 2026	By:	/s/ David R. Margrave
David R. Margrave, Chief Financial Officer

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